      THIRD AMENDMENT AND CONSENT AGREEMENT TO LOAN AND SECURITY AGREEMENT
      --------------------------------------------------------------------



         This Third Amendment and Consent Agreement to Loan and Security Agreement ("Consent") is made this 23rd day of December, 2003 by and among LASALLE BUSINESS CREDIT, LLC, a Delaware limited liability company, successor by merger to LaSalle Business Credit, Inc., a Delaware corporation, ("Lender"), 1735 Market Street, 6th Floor, Philadelphia, PA 19103, and STONEPATH GROUP, INC., a Delaware corporation ("Stonepath"), CONTRACT AIR, INC., a Minnesota corporation ("Contract Air"), DISTRIBUTION SERVICES, INC., a Minnesota corporation ("Distribution Services"), GLOBAL CONTAINER LINE, INC., a Washington corporation ("Global Container"), M.G.R., INC., d/b/a AIR PLUS LIMITED, a Minnesota corporation ("Air Plus"), NET VALUE, INC., a Delaware corporation ("Net Value"), STONEPATH LOGISTICS DOMESTIC SERVICES, INC., a Delaware corporation ("Logistics"), STONEPATH LOGISTICS GOVERNMENT SERVICES, INC., f/k/a Transport Specialists, Inc., a Virginia corporation ("Government Services"), STONEPATH LOGISTICS INTERNATIONAL SERVICES, INC., a Delaware corporation ("International Services I"), STONEPATH LOGISTICS INTERNATIONAL SERVICES, INC., f/k/a Global Transportation Services, Inc., a Washington corporation ("International Services II"), STONEPATH OPERATIONS INC., a Delaware corporation ("Operations"), and UNITED AMERICAN ACQUISITIONS AND MANAGEMENT, INC. d/b/a UNITED AMERICAN FREIGHT SERVICES, INC., a Michigan corporation ("United American", and together with Stonepath, Contract Air, Distribution Services, Global Container, Air Plus, Net Value, Logistics, Government Services, International Services I, International Services II, and Operations, collectively the "Loan Parties" and individually each a "Loan Party").

                                   BACKGROUND
                                   ----------

         A. Loan Parties and Lender are parties to a certain Loan and Security Agreement dated as of May 15, 2002 (as it may otherwise heretofore have been and may hereafter be modified and amended from time to time, the "Loan Agreement") pursuant to which Loan Parties established certain financing arrangements with Lender, including a Revolving Loan facility and a Letter of Credit subfacility. The Loan Agreement and the Other Agreements (as defined in the Loan Agreement) are referred to herein collectively as the "Existing Credit Documents". All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement.

         B. In August 2003, Lender gave its consent to certain asset acquisition transactions by certain Foreign Subsidiaries of Loan Parties, which transactions otherwise would have bee prohibited pursuant to the terms of Section 13(d) of the Loan Agreement. Loan Parties and Lender wish to further memorialize this consent in writing as set forth in this Consent.

         C. Loan Parties have advised Lender that certain Foreign Subsidiaries of Loan Parties wish to enter into certain additional stock acquisition and/or asset acquisition transactions which are currently prohibited pursuant to the terms of Section 13(d) of the Loan Agreement, and Lender has agreed to consent to such foreign stock acquisition and/or asset acquisition transactions subject to and on the terms and conditions set forth in this Consent

         D. Loan Parties and Lender further wish to amend the language of
Section 14(b) of the Loan Agreement to more accurately reflect the intention of the parties on the terms and conditions set forth in this consent.

         NOW, THEREFORE, with the foregoing Background incorporated by reference and made a part hereof and intending to be legally bound, the parties agree as follows:

         1. Consents to Foreign Acquisitions.

                  (a). Loan Parties acknowledge and agree that the terms of
Section 13(d) of the Loan Agreement prohibit any Subsidiary of any Loan Party that is not itself also a Loan Party from purchasing any of the stock or equity interests or all or a material portion of the assets of any Person or any division of such Person.

                  (b). Notwithstanding the prohibitions of Section 13(d) of the Loan Agreement, but without establishing any "course of conduct" or "course of dealing" binding upon Lender in the future or waiving or in any way limiting its rights to decline to permit any such transactions by Foreign Subsidiaries in the future, the Loan Parties and Lender hereby further memorialize the prior consent previously given by Lender to the following acquisition transactions by certain Foreign Subsidiaries of Loan Parties, which transactions have previously been consummated: (i) the purchase by G Link Express Logistics (Singapore) Pte. Ltd. of substantially all of the assets of G Link Express Pte. Ltd. and (ii) the purchase by Stonepath Holdings (Holk Kong) Limited of substantially all of the assets of G Link Express (Cambodia) Pte. Ltd. (collectively, the "August 2003 G Link Acquisitions").

                  (c). Notwithstanding the prohibitions of Section 13(d) of the Loan Agreement, but without establishing any "course of conduct" or "course of dealing" binding upon Lender in the future or waiving or in any way limiting its rights to decline to permit any such transactions by Foreign Subsidiaries in the future, Lender hereby gives its consent to and agrees to permit the following acquisition transactions by certain Foreign Subsidiaries of Loan Parties: (a) Stonepath Holdings (Hong Kong) Limited, a Hong Kong company, may purchase (i) substantially all of the assets of GLE Shipping (Johur Bahru) Sdn. Bhd., a Malaysian company, (ii) substantially all of the assets of GLE Shipping (Penang) Sdn. Bhd., a Malaysian company, and (iii) substantially all of the assets of GLE Transport Services Sdn. Bhd., a Malaysian company, (b) Planet Logistics Express (Singapore) Pte. Lt., a Singapore company, may purchase substantially all of the assets of Planet Logistics Pte. Ltd., a Singapore company, (c) Stonepath Holdings (Hong Kong) Limited, a Hong Kong company, may purchase 70% of the capital stock of Group Logistics Pte. Ltd., a Singapore company and may in the future exercise the option granted to it in connection with such purchase to purchase the remaining 30% of Group Logistics Pte. Ltd. , and (d) Stonepath Logistics (Hong Kong) Limited may purchase substantially all of the assets of East Ocean Logistics Limited (collectively, the "December 2003 Malaysian and Singapore Foreign Acquisitions" and, collectively together with the August 2003 G Link Acquisitions, the "2003 Foreign Acquisitions), provided that, in each such case with respect to such December 2003 Malaysian and Singapore Foreign Acquisitions, such stock/asset acquisition shall be made upon the terms and conditions of the respective draft Stock Purchase Agreement or Asset Purchase Agreement (as applicable) and the respective letter(s) of intent (if any) provided by Loan Parties to Lender prior to the date of this Consent, without substantial alterations to such terms and conditions.

                  (d). Loan Parties acknowledge and agree that, although the 2003 Foreign Acquisitions do not/did not constitute "Permitted Acquisitions" under the definition of that term as set forth in the Loan Agreement because such transactions are not/were not acquisitions made by a Loan Party, (x) any aggregate cash consideration paid in relation to such 2003 Foreign Acquisitions (exclusive of all earn-out payments made in connection therewith) shall be treated as though such cash consideration constituted cash consideration paid in connection with Permitted Acquisitions and (y) all earn-out payments paid in relation to such 2003 Foreign Acquisitions shall be treated as though such earn-out payments constituted Foreign Earn-Out Payments paid in connection with Permitted Acquisitions, in each such case for all purposes under the Existing Credit Documents. Furthermore, Loan Parties acknowledge and agree that if Loan Parties elect to designate/did designate any Reserved Outside Source Funds as the source of any funds to be used/used to make any cash consideration payments in connection with the 2003 Foreign Acquisitions, then the Reserved Outside Source Funds shall be deemed to have been permanently reduced by the amount of all funds so used in connection with such 2003 Foreign Acquisitions and such funds shall no longer be available to fund Permitted Acquisitions.

                  (e). Loan Parties hereby agree and acknowledge that, notwithstanding the otherwise applicable provisions of Section 13(d) of the Loan Agreement, none of the Loan Parties or any of their Subsidiaries, direct or indirect, shall make any acquisition transactions, including without limitation any purchase of any of the stock or equity interests of or all or a material portion of the assets of any Person or any division of such Person, and whether or not such acquisition transaction would otherwise fall within the definition of a "Permitted Acquisition", prior to May 14, 2004 without the prior written consent of Lender. After May 14, 2004, Borrower may again make "Permitted Acquisitions" as permitted under and in compliance with the provisions of
Section 13(d) of the Loan Agreement.

                  (f). Loan Parties agree that no later than January 31, 2004, Loan Parties shall take all actions requested by Lender to (i) cause Stonepath Offshore Holdings, Inc. to be joined as a party to and Loan Party under the Loan Agreement, (ii) create a pledge in favor of Lender of 100% of the issued and outstanding capital stock of Stonepath Offshore Holdings, Inc., (iii) cause Stonepath Offshore Holdings, Inc. to create a pledge under US law in favor of Lender of 65% of the voting stock (and, if applicable, 100% of the non-voting stock) of Stonepath Holdings (Hong Kong) Limited, a Hong Kong company and subsidiary of Stonepath Offshore Holdings, Inc. and (iv) to the extent requested by Lender, cause Stonepapth Offshore Holdings, Inc. to create a pledge under Hong Kong law in favor of Lender of 65% of the voting stock (and, if applicable, 100% of the non-voting stock) of Stonepath Holdings (Hong Kong) Limited. Loan Parties acknowledge and agree that any failure of Loan Parties to comply with the requirements of this paragraph shall constitute an Event of Default under the Loan Agreement.

         2. Clarifying Amendment to Loan Agreement. Upon the effectiveness of this Consent, the Loan Agreement shall be amended to clarify the intentions of the parties as follows:

                  (a). The initial lead-in language to Section 14(b) of the Loan Agreement shall be amended (without amending the remainder of the section) by deleting such language and replacing it as follows:

             "Funded Debt to Consolidated EBITDA Ratio. Loan Parties shall maintain a maximum Funded Debt to Consolidated EBITDA Ratio, measured quarterly as at the end of each fiscal quarter, beginning with the fiscal quarter ending September 30, 2002, for the fiscal periods set forth below, of not more than the corresponding ratios set forth below:

         3. Representations and Warranties. Each Loan Party represents and warrants to Lender that:

                           (i). All warranties and representations made to
Lender under the Loan Agreement and the other Existing Credit Documents are true and correct as to the date hereof.

                           (ii). The execution and delivery by each Loan Party
of this Consent and the performance by it of the transactions herein contemplated (i) are and will be within its powers, (ii) have been authorized by all necessary corporate action and will not contravene any provision of the certificate or articles of incorporation or bylaws or other similar entity governance documents of such Loan Party, and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or undertaking to which such Loan Party is a party or by which the property of such Loan Party is bound, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time, if applicable) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of such Loan Party.

                           (iii). This Consent and any assignment, instrument,
document, or agreement executed and delivered in connection herewith, will be valid and binding on and enforceable against each Loan Party in accordance with its respective terms.

                           (iv). No Event of Default, or event or circumstance
that with the giving of notice or passage of time or both would become an Event of Default, has occurred under the Loan Agreement or any of the other Existing Credit Documents.

                           (v). The name, office and signature of the officer(s)
of each Loan Party signing this Consent have previously been certified to Lender in the incumbency and signature certificates of such Loan Party heretofore delivered to Lender.

         4. Confirmation of Security Interest. As security for the payment of all Loans now or in the future made by Lender to Loan Parties hereunder and for the payment or other satisfaction of all other Liabilities, each Loan Party hereby reconfirms the assignment and grant of a continuing perfected first priority (subject only to Permitted Liens which Lender has expressly agreed may be senior to the security interests of Lender) lien and security interest in and to the Collateral (specifically including the Property described in Section 5 of the Loan Agreement), whether now owned or hereafter acquired, created or arising and wherever located, granted to Lender by such Loan Party under the Existing Credit Documents. Each such Loan Party hereby confirms and agrees that all such security interests and liens granted to Lender under the Existing Credit Documents continue in full force and effect and shall continue to secure the Obligations. All Collateral remains free and clear of any liens other than liens in favor of Lender, except for Permitted Liens. Nothing herein contained is intended to in any way impair or limit the validity, priority and extent of Lender's existing security interest in and liens upon the Collateral.

         5. Effectiveness Conditions. This Consent shall be effective upon execution and delivery of this Consent by all parties hereto and payment by Loan Parties to Lender of all fees and expenses (specifically including without limitation attorneys' fees) incurred in relation to the preparation and execution of this Consent.

         6. Confirmation of Indebtedness. Loan Parties hereby acknowledge and confirm that as of the close of business on December 22, 2003, they are each, jointly and severally, indebted to Lender, without defense, setoff, claim or counterclaim under the Existing Credit Documents, in the aggregate principal amount of $ -0- for Revolving Loans, plus unpaid interest accrued on such principal amount, plus all reasonable fees, costs and expenses (including attorneys' fees) incurred to date in connection with the Existing Credit Documents. Loan Parties also acknowledge that the aggregate undrawn face amount of all Letters of Credit outstanding as of December 22, 2003 is $160,000.

         7. Ratification of Existing Loan Documents. Except as expressly set forth herein, all of the terms and conditions of the Loan Agreement and the other Existing Credit Documents are hereby ratified and confirmed and continue unchanged and in full force and effect. All references to the Loan Agreement shall mean the Loan Agreement as modified by this Consent.

         8. Consent as Loan Document. Loan Parties hereby acknowledge and agree that this Consent constitutes an "Other Agreement" under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement if (i) any representation or warranty made by Loan Parties under or in connection with this Consent shall have been untrue, false or misleading in any material respect when made, or (ii) Loan Parties shall fail to perform or observe any term, covenant or agreement contained in this Consent.

         9. Governing Law. THIS CONSENT, AND ALL MATTERS RELATED TO AND/OR ARISING OUT OF THIS CONSENT, SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE COMMONWEALTH OF PENNSYLVANIA AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT, AND IN ALL OTHER RESPECTS.

         10. Waiver of Jury Trial. EACH LOAN PARTY AND LENDER EACH HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS CONSENT, THE LOAN AGREEMENT, THE NOTES, ANY OF THE OTHER AGREEMENTS, THE LIABILITIES, THE COLLATERAL, ANY ALLEGED TORTIOUS CONDUCT BY A LOAN PARTY OR LENDER OR WHICH, IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN A LOAN PARTY AND A LENDER. IN NO EVENT SHALL LENDER BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL OR CONSEQUENTIAL DAMAGES.

         11. Successors and Assigns. This Consent, along with each of the Existing Credit Documents, shall be binding upon and shall benefit Loan Parties and Lender and their respective successors and permitted assigns (as permitted under the Loan Agreement).

         12. Counterparts. This Consent may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Third Amendment and Consent to Loan and Security Agreement as of the date first written above.


                                          LENDER:

                                          LASALLE BUSINESS CREDIT, LLC

                                          By:
                                                   ---------------------------
                                          Name:    William H. Moul, Jr.
                                          Title:   Assistant Vice President



                    [Signatures Continued on Following Page]

       [Signature Page S-1 to Stonepath Consent Re Foreign Acquisitions -
                                 December 2003]

                                                     LOAN PARTIES:


STONEPATH GROUP, INC.                                STONEPATH LOGISTICS DOMESTIC SERVICES, INC.


BY:_______________________                           BY:_______________________
Name:    Bohn H. Crain                               Name:    Bohn H. Crain
Title:   Treasurer                                   Title:   Treasurer

CONTRACT AIR, INC.                                   STONEPATH LOGISTICS GOVERNMENT SERVICES, INC.,
                                                     f/k/.a Transport Specialists, Inc.

BY:_______________________
Name:    Bohn H. Crain                               BY:_______________________
Title:   Treasurer                                   Name:    Bohn H. Crain
                                                     Title:   Treasurer
DISTRIBUTION SERVICES, INC.
                                                     STONEPATH LOGISTICS INTERNATIONAL SERVICES, INC,
                                                     a Delaware Corporation
BY:_______________________
Name:    Bohn H. Crain                               BY:_______________________
Title:   Treasurer                                   Name:    Bohn H. Crain
                                                     Title:   Treasurer
GLOBAL CONTAINER
LINE, INC.                                           STONEPATH LOGISTICS INTERNATIONAL SERVICES, INC.,
                                                     f/k/a/ Global Transportation Services, Inc.,
                                                     a Washington Corporation
BY:_______________________
Name:    Bohn H. Crain
Title:   Treasurer                                   BY:_______________________
                                                     Name:    Bohn H. Crain
M.G.R. INC., d/b/a AIR PLUS LIMITED                  Title:   Treasurer

                                                     STONEPATH OPERATIONS, INC.
BY:_______________________
Name:    Bohn H. Crain
Title:   Treasurer                                   BY:_______________________
                                                     Name:    Bohn H. Crain
                                                     Title:   Treasurer
NET VALUE, INC.
                                                     UNITED AMERICAN ACQUISITIONS
                                                     AND MANAGEMENT, INC. d/b/a UNITED
BY:_______________________                           AMERICAN FREIGHT SERVICES, INC.,
Name:    Bohn H. Crain
Title:   Treasurer
                                                     BY:_______________________
                                                     Name:    Bohn H. Crain
                                                     Title:   Treasurer

       [Signature Page S-2 to Stonepath Consent Re Foreign Acquisitions -
                                 December 2003]